Exhibit 99.1
October 31, 2019

BBVA USA reports third quarter results

•	Revenue: Total revenue increased 3 percent from a year ago as 16 percent increase in noninterest income more than offsets 3 percent decline in net interest income

•
Efficiency: Strong cost controls result in 1 percent decline in noninterest expenses; positive operating leverage in the quarter results in 17 percent increase in operating income[1] and a 233 basis point improvement in the efficiency ratio[1]

•
Credit quality: Nonperforming loan ratio drops from second quarter 2019 levels to 1.14 percent while the coverage ratio rises to 131 percent. Net charge-offs total 110 basis points in the quarter primarily due to continued seasoning in consumer-direct portfolio and an isolated commercial credit. Allowance to loans ratio remains healthy at 1.49 percent

•	Capital and liquidity: The CET1 ratio rose 83 basis points to 12.90 percent[2] while the Liquidity Coverage Ratio (LCR) ended the quarter at 144 percent
BBVA USA Bancshares, Inc., a Sunbelt-based bank holding company (BBVA USA), reported today net income of $183 million for the third quarter of 2019 compared to earnings of $160 million in the second quarter of 2019 and $175 million earned in the third quarter of 2018. Return on average assets and return on average tangible equity1 for the third quarter of 2019 were 0.76 percent and 8.03 percent, respectively.
Net income for the first nine months of 2019 totaled $484 million compared to earnings of $568 million for the first nine months of 2018. Return on average assets and return on average tangible equity1 for the first nine months of 2019 were 0.69 percent and 7.36 percent, respectively.
“Strong fee income growth and good expense management enabled us to achieve record quarterly operating income and post a solid increase in earnings,” said Javier Rodríguez Soler, president and CEO of BBVA USA. “As we continue to navigate the challenging interest rate environment, generating fee income growth while maintaining a focus on expense discipline will be key components to offsetting the pressure on our net interest margin. Operating during this environment also places further emphasis on our digital transformation strategy. Digitization allows us to enhance and expand our product offerings, utilize technology to improve efficiency both for us and our customers and, most importantly, deliver an amazing customer experience.”
Total revenue (excluding securities gains) for the quarter was $941 million, an increase of $25 million or 3 percent from third quarter 2018 levels and down $3 million or 1 percent (annualized) compared to the second quarter of 2019. Net interest income totaled $641 million, down $17 million or 3 percent from $658 million recorded in the third quarter of 2018 and down $19 million on a linked quarter basis. The percent net interest margin in the third quarter of 2019 was 3.07 percent, a decline of 20 basis points from the third quarter of 2018 and 17 basis points on a linked quarter basis.
Noninterest income (excluding securities gains) for the quarter totaled $300 million, up $42 million or 16 percent from the third quarter of 2018 and up $16 million compared to the second quarter of 2019. Growth was fueled by increases in investment banking and advisory fees (+103 percent), mortgage banking (+22 percent), card and merchant processing fees (+14 percent), money transfer income (+11 percent), and service charges on deposit accounts (+8 percent). On a linked quarter basis, each of these fee-based businesses experienced positive growth led by investment banking and advisory fees, mortgage banking and increased activity related to corporate and correspondence investment sales. Gains on the sales of investment securities totaled $21 million during the third quarter of 2019.
Expense containment continued during the quarter with noninterest expenses decreasing 1 percent compared to a year ago and flat linked quarter. On a year-to-date basis, total noninterest expense has increased a modest 2 percent. Revenue growth coupled with expense control resulted in record operating income1 totaling $363 million, a 17 percent increase compared to the third quarter a year ago and a 21 percent (annualized) increase compared to the second quarter of 2019. During the first nine months of 2019, operating income1 totaled $1.1 billion, up 11 percent compared to the same period a year ago. The efficiency ratio1 at 62.76 improved 233 basis points compared to a year ago and on a year-to-date basis has improved 128 basis points.

Total loans for the third quarter of 2019 were $63.5 billion, down 2 percent from $64.5 billion at the end of the third quarter of 2018 and up slightly on a linked quarter basis. During the second quarter of 2019, approximately $1.2 billion commercial loans held for sale were sold. Adjusting for the sale of these loans, the year-over-year increase in total loans was less than 1 percent.
Total deposits at the end of the third quarter of 2019 were $73.6 billion, a 5 percent increase from the $70.4 billion at the end of the third quarter of 2018. Growth in interest bearing transaction accounts (savings, money market and interest bearing checking accounts) outpaced overall growth at 11 percent compared to a year ago. While noninterest bearing deposits were relatively unchanged from a year ago, on a linked quarter basis noninterest bearing deposits increased 7 percent (annualized). The loan to deposit ratio ended the quarter at 86.25 percent and the Liquidity Coverage Ratio (LCR) at 144 percent was unchanged from second quarter 2019 levels.
Nonperforming loans as a percentage of total loans ended the quarter at 1.14 percent compared to 1.26 percent at the end of the second quarter of 2019 and 1.04 percent at the end of the third quarter of 2018. The decrease in nonperforming loans during the quarter included the charge-off of a single commercial credit in the healthcare industry, which accounted for a significant portion of the decline. Net charge-offs as a percentage of average total loans were 110 basis points in the quarter compared to 90 basis points in the second quarter of 2019 and 49 basis points in the third quarter of 2018. The previously mentioned healthcare credit coupled with continued charge-offs in the consumer-direct portfolio, as expected, accounted for the increase.
Provision expense in the quarter was $141 million compared to $155 million in the second quarter of 2019 and $95 million in the third quarter a year ago. The allowance for loan losses as a percentage of total loans ended the quarter at 1.49 percent compared to 1.54 percent at the end of the second quarter of 2019 and 1.36 percent at the end of the third quarter of 2018. The coverage ratio of nonperforming loans was 131 percent at the end of the quarter compared to 123 percent at the end of the second quarter of 2019 and 130 percent at the end of the third quarter a year ago.
Total shareholder’s equity at the end of the third quarter of 2019 totaled $14.1 billion, a 6 percent increase from the $13.3 billion at the end of the third quarter of 2018. The CET1 ratio stood at 12.90 percent2 at the end of the third quarter of 2019, up 33 basis points from the end of the second quarter of 2019 and 83 basis points from the end of the third quarter of 2018. All of BBVA’s regulatory capital ratios2 continue to significantly exceed the requirements under “well capitalized” guidelines.
During the third quarter, BBVA Net Cash USA Mobile was named a winner in the 2019 Bank Customer Experience Awards, taking first place in the Best Mobile/Online Experience (financial institutions) category. The Best in Bank Customer Experience Awards recognize the most unique, innovative, and pioneering financial institutions and technology providers whose branches and technologies are having the most impact on customers. The app also gives users access to the first-of-their-kind BBVA Real Time Positive Pay and Real Time ARP services - functionality that is not available through any other treasury management platform or mobile application on the market.
BBVA USA was recognized by Kiplinger as its runner-up in the Best Banks for High-Net-Worth Families category for 2019. The Washington, D.C.-based publisher of business forecasts and personal finance advice cited BBVA's expansive wealth services, including its attractive relationship program and well-regarded private bank, and specifically noted its Premier Personal Banking program. While the program is designed for high-net-worth families, BBVA USA offers a lower qualifying balance that opens the Premier Personal Banking program as an option for many more customers.
1 Return on average tangible equity, operating income and efficiency ratio are Non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at September 30, 2019, are estimated.

Contact Details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

For more BBVA news visit, www.bbva.com and the U.S. Newsroom.
Additional news updates can be found via Twitter and Instagram.
For more financial information about BBVA in the U.S., visit bbvausa.investorroom.com.
About BBVA
BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market and is the largest financial institution in Mexico. It has leading franchises in South America and the Sunbelt Region of the United States. It is also the leading shareholder in Turkey’s BBVA Garanti. BBVA’s purpose is to bring the age of opportunities to everyone, based on our customers’ real needs: provide the best solutions, helping them make the best financial decisions, through an easy and convenient experience. The institution rests in solid values: Customer comes first, we think big and we are one team. BBVA’s responsible banking model aspires to achieve a more inclusive and sustainable society.

On March 28, 2019, BBVA filed its annual report on Form 20-F for the year ended December 31, 2018, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2018, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
BBVA USA
In the U.S., BBVA is a Sunbelt-based financial institution that operates 641 branches, including 330 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 44 in Florida, 37 in Colorado and 17 in New Mexico. The bank ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). In the U.S., BBVA has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 8th nationally in terms of dollar volume of SBA loans originated in fiscal year 2018.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA USA Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2019, as updated by our subsequent SEC filings.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2019	2018	Change	2019	2018	Change
EARNINGS SUMMARY
Net interest income	$641,041	$658,286	(3)	$1,983,879	$1,924,390	3
Noninterest income [a]	300,316	258,459	16	833,399	786,303	6
Total revenue [a]	941,357	916,745	3	2,817,278	2,710,693	4
Investment securities gain, net	21,003	—	NM	29,961	—	NM
Provision for loan losses	140,629	94,964	48	477,939	243,273	96
Noninterest expense	598,887	605,510	(1)	1,779,174	1,747,968	2
Pretax income	222,844	216,271	3	590,126	719,452	(18)
Income tax expense	39,899	41,756	(4)	106,014	151,849	(30)
Net income	182,945	174,515	5	484,112	567,603	(15)
Net income attributable to noncontrolling interests	514	426	21	1,669	1,482	13
Net income attributable to BBVA USA Bancshares, Inc.	$182,431	$174,089	5	$482,443	$566,121	(15)

SELECTED RATIOS
Return on average assets	0.76%	0.77%		0.69%	0.85%
Return on average tangible equity [b]	8.03	8.35		7.36	9.28
Efficiency ratio [b]	62.76	65.09		62.28	63.56
Average common equity to average assets	14.53	14.51		14.47	14.56
Average loans to average total deposits	87.17	91.41		88.64	90.56
Common equity tier I capital (CET1) [c]	12.90	12.07		12.90	12.07
Tier I capital ratio [c]	13.24	12.41		13.24	12.41
Total capital ratio [c]	15.39	14.58		15.39	14.58
Leverage ratio [c]	10.03	10.12		10.03	10.12
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2019	2018	Change	2019	2018	Change	2019	2018	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$63,629,992	$64,316,342	(1)	$64,382,982	$63,247,623	2	$63,454,885	$64,530,848	(2)
Total debt securities	13,715,979	13,480,726	2	13,703,073	13,336,448	3	13,947,224	13,625,428	2
Earning assets	84,528,727	81,095,701	4	83,402,162	79,758,194	5	83,447,829	81,212,434	3
Total assets	94,942,456	90,118,668	5	93,800,891	88,982,476	5	92,914,087	90,047,656	3
Noninterest bearing demand deposits	20,754,143	20,990,763	(1)	20,409,910	21,282,629	(4)	21,019,303	20,968,391	—
Interest bearing transaction accounts	37,711,142	34,463,223	9	36,861,148	34,000,590	8	38,614,048	34,732,504	11
Total transaction accounts	58,465,285	55,453,986	5	57,271,058	55,283,219	4	59,633,351	55,700,895	7
Total deposits	72,994,321	70,363,598	4	72,631,301	69,844,006	4	73,569,442	70,378,057	5
Total shareholder's equity	14,056,939	13,334,169	5	13,828,060	13,215,032	5	14,101,618	13,342,487	6

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2019			2018
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$653,242	$732,696	$806,644	$751,486	$628,159
Loans 90 days or more past due [b]	67,869	64,337	63,880	59,549	44,765
TDRs 90 days or more past due	588	304	370	411	444
Total nonperforming loans [a]	721,699	797,337	870,894	811,446	673,368
Foreclosed real estate	17,381	13,752	14,983	16,869	18,706
Other repossessed assets	17,584	13,040	11,225	12,031	9,875
Total nonperforming assets	$756,664	$824,129	$897,102	$840,346	$701,949

TDRs accruing and past due less than 90 days	$97,218	$112,383	$111,671	$109,190	$92,606

Total nonperforming loans as a % of loans	1.14%	1.26%	1.34%	1.24%	1.04%
Total nonperforming assets as a % of total loans, foreclosed real estate, and other repossessed assets	1.19	1.30	1.38	1.29	1.09
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2019			2018
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$977,660	$966,022	$885,242	$875,393	$860,000
Net charge-offs (NCO)	176,098	143,380	101,512	112,298	79,571
Provision for loan losses	140,629	155,018	182,292	122,147	94,964
Balance at end of period	$942,191	$977,660	$966,022	$885,242	$875,393

Allowance for loan losses as a % of total loans	1.49%	1.54%	1.52%	1.36%	1.36%
Allowance for loan losses as a % of nonperforming loans [c]	130.55	122.62	110.92	109.09	130.00
Allowance for loan losses as a % of nonperforming assets [c]	124.52	118.63	107.68	105.34	124.71

Annualized as a % of average loans:
NCO - QTD	1.10	0.90	0.63	0.68	0.49
NCO - YTD	0.88	0.77	0.63	0.51	0.45
[c] Includes loans held for sale that are on nonaccrual status.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2019			2018
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$63,629,992	$782,948	4.88%	$64,316,342	$763,165	4.71%
Debt securities available for sale [a]	7,987,642	36,051	1.79	11,416,609	53,201	1.85
Debt securities held to maturity	5,737,726	40,075	2.77	2,360,654	17,548	2.95
Other earning assets [b]	7,182,756	47,015	2.60	3,298,633	18,282	2.20
Total earning assets [a]	84,538,116	906,089	4.25	81,392,238	852,196	4.15
Allowance for loan losses	(971,396)			(866,131)
Unrealized loss on debt securities available for sale	(9,389)			(296,537)
Other assets	11,385,125			9,889,098
Total assets	$94,942,456			$90,118,668

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,870,753	$25,179	1.13	$7,703,562	$12,644	0.65
Savings and money market accounts	28,840,389	96,060	1.32	26,759,661	63,796	0.95
Certificates and other time deposits	14,529,036	82,740	2.26	14,909,612	63,458	1.69
Total interest bearing deposits	52,240,178	203,979	1.55	49,372,835	139,898	1.12
FHLB and other borrowings	3,860,727	32,975	3.39	4,412,717	37,131	3.34
Federal funds purchased and securities sold under agreement to repurchase [b]	1,401,320	15,137	4.29	172,277	3,169	7.30
Other short-term borrowings	13,348	72	2.14	77,413	579	2.97
Total interest bearing liabilities	57,515,573	252,163	1.74	54,035,242	180,777	1.33
Noninterest bearing deposits	20,754,143			20,990,763
Other noninterest bearing liabilities	2,615,801			1,758,494
Total liabilities	80,885,517			76,784,499
Shareholder's equity	14,056,939			13,334,169
Total liabilities and shareholder's equity	$94,942,456			$90,118,668

Net interest income/ net interest spread		653,926	2.51%		671,419	2.82%
Net yield on earning assets			3.07%			3.27%

Total taxable equivalent adjustment		12,885			13,133

Net interest income		$641,041			$658,286
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months Ended September 30,
	2019			2018
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$64,382,982	$2,395,043	4.97%	$63,247,623	$2,160,341	4.57%
Debt securities available for sale [a]	8,957,354	134,698	2.01	11,458,832	163,598	1.91
Debt securities held to maturity	4,845,107	105,298	2.91	2,149,928	45,971	2.86
Other earning assets [b]	5,316,107	106,946	2.69	3,174,123	46,748	1.97
Total earning assets [a]	83,501,550	2,741,985	4.39	80,030,506	2,416,658	4.04
Allowance for loan losses	(952,170)			(850,392)
Unrealized loss on debt securities available for sale	(99,388)			(272,312)
Other assets	11,350,899			10,074,674
Total assets	$93,800,891			$88,982,476

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,954,456	$72,061	1.08	$7,946,242	$33,250	0.56
Savings and money market accounts	27,906,692	261,172	1.25	26,054,348	151,479	0.78
Certificates and other time deposits	15,360,243	255,578	2.22	14,560,787	168,839	1.55
Total interest bearing deposits	52,221,391	588,811	1.51	48,561,377	353,568	0.97
FHLB and other borrowings	4,057,769	104,901	3.46	3,903,295	93,799	3.21
Federal funds purchased and securities sold under agreement to repurchase [b]	763,681	24,886	4.36	100,045	5,104	6.82
Other short-term borrowings	16,235	368	3.03	69,242	1,490	2.88
Total interest bearing liabilities	57,059,076	718,966	1.68	52,633,959	453,961	1.15
Noninterest bearing deposits	20,409,910			21,282,629
Other noninterest bearing liabilities	2,503,845			1,850,856
Total liabilities	79,972,831			75,767,444
Shareholder's equity	13,828,060			13,215,032
Total liabilities and shareholder's equity	$93,800,891			$88,982,476

Net interest income/ net interest spread		2,023,019	2.71%		1,962,697	2.89%
Net yield on earning assets			3.24%			3.28%

Total taxable equivalent adjustment		39,140			38,307

Net interest income		$1,983,879			$1,924,390
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2019			2018
	2019	2018	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$185,782	$175,067	6	$65,143	$61,731	$58,908	$61,606	$60,325
Card and merchant processing fees	146,742	127,945	15	50,385	50,355	46,002	46,982	44,219
Investment services sales fees	87,316	88,176	(1)	29,287	31,333	26,696	24,476	28,286
Investment banking and advisory fees	67,939	62,398	9	28,324	20,758	18,857	15,286	13,956
Money transfer income	73,273	68,049	8	26,020	25,272	21,981	23,632	23,441
Corporate and correspondent investment sales	24,298	40,901	(41)	11,799	5,607	6,892	10,774	12,490
Asset management fees	34,039	32,902	3	11,405	11,867	10,767	10,909	11,143
Mortgage banking	19,011	23,078	(18)	8,204	5,870	4,937	3,755	6,717
Bank owned life insurance	12,895	13,187	(2)	3,508	4,803	4,584	4,635	4,597
Other	182,104	154,600	18	66,241	66,685	49,178	68,551	53,285
	833,399	786,303	6	300,316	284,281	248,802	270,606	258,459
Investment securities gains, net	29,961	—	NM	21,003	—	8,958	—	—
Total noninterest income	$863,360	$786,303	10	$321,319	$284,281	$257,760	$270,606	$258,459

NONINTEREST EXPENSE
Salaries, benefits and commissions	$884,111	$868,971	2	$295,092	$296,303	$292,716	$285,820	$292,679
Equipment	191,940	190,759	1	63,908	62,638	65,394	66,806	63,739
Professional services	210,583	197,625	7	72,903	73,784	63,896	79,529	68,403
Net occupancy	123,298	125,607	(2)	42,241	40,116	40,941	41,161	42,514
Money transfer expense	50,273	46,143	9	18,005	17,290	14,978	15,995	16,120
Marketing	42,276	32,982	28	15,471	16,412	10,393	15,884	12,381
Communications	16,603	21,341	(22)	5,469	5,733	5,401	9,241	10,827
Other	260,090	264,540	(2)	85,798	86,038	88,254	87,556	98,847
Total noninterest expense	$1,779,174	$1,747,968	2	$598,887	$598,314	$581,973	$601,992	$605,510
NM = Not meaningful

BBVA USA BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months		Three Months Ended
	Ended September 30,		2019			2018
	2019	2018	September 30	June 30	March 31	December 31	September 30
NON-GAAP RECONCILIATION
Computation of Operating Income:
Net interest income (GAAP)	$1,983,879	$1,924,390	$641,041	$659,749	$683,089	$682,188	$658,286
Plus: noninterest income (GAAP)	863,360	786,303	321,319	284,281	257,760	270,606	258,459
Less: noninterest expense (GAAP)	1,779,174	1,747,968	598,887	598,314	581,973	601,992	605,510
Operating income (non-GAAP)	$1,068,065	$962,725	$363,473	$345,716	$358,876	$350,802	$311,235

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,828,060	$13,215,032	$14,056,939	$13,782,011	$13,640,655	$13,420,931	$13,334,169
Less: Goodwill and other intangibles (average) (GAAP)	5,030,022	5,040,016	5,023,480	5,031,129	5,035,591	5,039,847	5,040,018
Average tangible equity (non-GAAP) [B]	$8,798,038	$8,175,016	$9,033,459	8,750,882	8,605,064	8,381,084	$8,294,151
Net income (GAAP) [A]	$484,112	$567,603	$182,945	$160,186	$140,981	$195,826	$174,515
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	7.36%	9.28%	8.03%	7.34%	6.64%	9.27%	8.35%

Computation of Efficiency Ratio:
Noninterest expense (GAAP)	$1,779,174	$1,747,968	$598,887	$598,314	$581,973	$601,992	$605,510
Less: securities impairment (GAAP)	113	592	—	113	—	—	283
Total expense [A]	$1,779,061	$1,747,376	$598,887	$598,201	$581,973	$601,992	$605,227
Net interest income, taxable equivalent basis	$2,023,019	$1,962,697	$653,926	$672,807	696,286	695,543	$671,419
Plus: noninterest income (GAAP)	863,360	786,303	321,319	284,281	257,760	270,606	258,459
Less: investment securities gains, net (GAAP)	29,961	—	21,003	—	8,958	—	—
Total revenue [B]	$2,856,418	$2,749,000	$954,242	$957,088	$945,088	$966,149	$929,878
Efficiency ratio (non-GAAP) ([A]/[B])	62.28%	63.56%	62.76%	62.50%	61.58%	62.31%	65.09%

BBVA USA BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$30,779	$24,036	$11,179	$301,021	$1,552	$24,314,563	$24,683,130	$69,942
Real estate – construction	3,831	185	532	1,616	76	1,999,107	2,005,347	(59)
Commercial real estate – mortgage	13,939	41	2,375	110,632	3,492	12,943,694	13,074,173	2,250
Residential real estate – mortgage	74,796	22,329	4,778	153,078	60,537	13,187,809	13,503,327	1,280
Equity lines of credit	11,088	4,616	2,072	36,879	—	2,563,457	2,618,112	431
Equity loans	2,452	978	524	8,728	24,789	225,973	263,444	(59)
Credit card	10,372	8,092	20,037	—	—	897,646	936,147	16,398
Consumer – direct	35,762	23,075	17,773	7,348	7,360	2,297,040	2,388,358	63,992
Consumer – indirect	81,075	26,294	8,599	33,940	—	3,698,625	3,848,533	21,923
Total loans	$264,094	$109,646	$67,869	$653,242	$97,806	$62,127,914	$63,320,571	$176,098
Loans held for sale	$—	$—	$—	$—	$—	$134,314	$134,314	$—

	At or Quarter Ended June 30, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$49,037	$8,246	$12,785	$389,779	$19,150	$24,373,659	$24,852,656	$45,916
Real estate – construction	3,159	114	532	2,097	107	1,976,637	1,982,646	(477)
Commercial real estate – mortgage	4,716	3,283	360	107,137	3,687	12,850,522	12,969,705	61
Residential real estate – mortgage	74,767	25,226	6,681	154,247	59,130	13,084,079	13,404,130	1,523
Equity lines of credit	12,604	7,972	3,394	35,356	—	2,613,504	2,672,830	371
Equity loans	2,549	788	224	9,361	25,361	237,495	275,778	194
Credit card	11,119	7,007	18,762	—	—	841,213	878,101	16,436
Consumer – direct	36,657	22,986	14,786	6,926	5,252	2,390,021	2,476,628	57,142
Consumer – indirect	77,523	21,908	6,813	27,793	—	3,665,042	3,799,079	22,214
Total loans	$272,131	$97,530	$64,337	$732,696	$112,687	$62,032,172	$63,311,553	$143,380
Loans held for sale	$—	$—	$—	$—	$—	$90,537	$90,537	$—

	At or Quarter Ended March 31, 2019
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$54,216	$17,813	$8,144	$461,029	$18,910	$24,721,818	$25,281,930	$4,743
Real estate – construction	13,582	1,707	533	1,298	111	1,928,116	1,945,347	(1,410)
Commercial real estate – mortgage	4,679	322	1,160	109,447	3,811	12,835,777	12,955,196	(27)
Residential real estate – mortgage	78,538	22,384	9,007	163,463	59,167	13,063,837	13,396,396	929
Equity lines of credit	15,355	4,035	1,471	34,999	—	2,660,447	2,716,307	575
Equity loans	2,920	1,050	34	9,840	26,188	248,137	288,169	(81)
Credit card	9,394	7,465	18,499	—	—	797,474	832,832	15,243
Consumer – direct	35,620	20,432	17,251	4,725	3,854	2,452,034	2,533,916	53,874
Consumer – indirect	78,610	24,600	7,781	21,843	—	3,674,618	3,807,452	27,666
Total loans	$292,914	$99,808	$63,880	$806,644	$112,041	$62,382,258	$63,757,545	$101,512
Loans held for sale	$—	$—	$—	$—	$—	$1,273,821	$1,273,821	$—

	At or Quarter Ended December 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,257	$11,784	$8,114	$400,389	$18,926	$26,105,849	$26,562,319	$38,786
Real estate – construction	218	8,849	544	2,851	116	1,984,959	1,997,537	(24)
Commercial real estate – mortgage	11,678	3,375	2,420	110,144	3,661	12,885,518	13,016,796	470
Residential real estate – mortgage	80,366	29,852	5,927	167,099	57,446	13,081,466	13,422,156	247
Equity lines of credit	14,007	5,109	2,226	37,702	—	2,688,173	2,747,217	(656)
Equity loans	3,471	843	180	10,939	26,768	256,413	298,614	(35)
Credit card	9,516	7,323	17,011	—	—	784,458	818,308	11,231
Consumer – direct	37,336	19,543	13,336	4,528	2,684	2,476,161	2,553,588	38,508
Consumer – indirect	100,434	32,172	9,791	17,834	—	3,609,788	3,770,019	23,771
Total loans	$274,283	$118,850	$59,549	$751,486	$109,601	$63,872,785	$65,186,554	$112,298
Loans held for sale	$—	$—	$—	$—	$—	$68,766	$68,766	$—

	At or Quarter Ended September 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$38,512	$16,416	$9,609	$290,239	$522	$26,300,781	$26,656,079	$13,975
Real estate – construction	3,252	5,278	532	12,882	121	2,096,427	2,118,492	(23)
Commercial real estate – mortgage	31,792	18,349	502	104,976	3,753	12,237,632	12,397,004	2,035
Residential real estate – mortgage	87,426	30,373	3,697	159,721	59,082	13,062,173	13,402,472	2,090
Equity lines of credit	13,556	4,298	1,186	35,125	—	2,655,566	2,709,731	(19)
Equity loans	2,082	1,042	241	10,378	28,383	266,712	308,838	45
Credit card	8,601	6,449	13,157	—	—	735,479	763,686	9,686
Consumer – direct	30,153	14,455	8,988	3,184	1,189	2,364,239	2,422,208	28,765
Consumer – indirect	86,310	23,587	6,853	11,654	—	3,550,365	3,678,769	23,017
Total loans	$301,684	$120,247	$44,765	$628,159	$93,050	$63,269,374	$64,457,279	$79,571
Loans held for sale	$—	$—	$—	$—	$—	$73,569	$73,569	$—

BBVA USA BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2019			2018
	September 30	June 30	March 31	December 31	September 30
Assets:
Cash and due from banks	$1,117,458	$1,027,400	$1,143,541	$1,217,319	$1,122,747
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	5,356,141	4,773,761	4,864,920	2,115,307	2,404,164
Cash and cash equivalents	6,473,599	5,801,161	6,008,461	3,332,626	3,526,911
Trading account assets	564,000	440,098	306,123	237,656	216,749
Debt securities available for sale	7,612,590	9,010,950	9,297,018	10,981,216	11,134,860
Debt securities held to maturity	6,334,634	4,912,483	4,575,041	2,885,613	2,490,568
Loans held for sale	134,314	90,537	1,273,821	68,766	73,569
Loans	63,320,571	63,311,553	63,757,545	65,186,554	64,457,279
Allowance for loan losses	(942,191)	(977,660)	(966,022)	(885,242)	(875,393)
Net loans	62,378,380	62,333,893	62,791,523	64,301,312	63,581,886
Premises and equipment, net	1,085,635	1,105,819	1,125,676	1,152,958	1,155,795
Bank owned life insurance	746,819	745,130	740,764	736,171	731,527
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,600,820	2,760,678	2,740,863	2,267,560	2,152,495
Total assets	$92,914,087	$92,184,045	$93,842,586	$90,947,174	$90,047,656
Liabilities:
Deposits:
Noninterest bearing	$21,019,303	$20,646,209	$20,403,716	$20,183,876	$20,968,391
Interest bearing	52,550,139	51,942,601	53,976,592	51,984,111	49,409,666
Total deposits	73,569,442	72,588,810	74,380,308	72,167,987	70,378,057
FHLB and other borrowings	3,709,949	4,052,969	4,011,160	3,987,590	5,045,302
Federal funds purchased and securities sold under agreements to repurchase	117,421	191,739	188,024	102,275	78,004
Other short-term borrowings	45	2,067	30,975	0	68,714
Accrued expenses and other liabilities	1,415,612	1,477,737	1,504,582	1,176,793	1,135,092
Total liabilities	78,812,469	78,313,322	80,115,049	77,434,645	76,705,169
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,359,966	14,364,527	14,542,166	14,545,849	14,695,197
Retained deficit	(585,859)	(768,290)	(927,877)	(1,107,198)	(1,302,525)
Accumulated other comprehensive income (loss)	66,009	13,508	(148,135)	(186,848)	(311,422)
Total BBVA USA Bancshares, Inc. shareholder’s equity	14,071,821	13,841,450	13,697,859	13,483,508	13,312,955
Noncontrolling interests	29,797	29,273	29,678	29,021	29,532
Total shareholder’s equity	14,101,618	13,870,723	13,727,537	13,512,529	13,342,487
Total liabilities and shareholder’s equity	$92,914,087	$92,184,045	$93,842,586	$90,947,174	$90,047,656

BBVA USA BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2019			2018
	September 30	June 30	March 31	December 31	September 30
Interest income:
Interest and fees on loans	$771,245	$787,767	$800,488	$787,858	$751,470
Interest on debt securities available for sale	36,051	45,125	53,522	59,028	53,201
Interest on debt securities held to maturity	38,893	33,313	29,495	19,993	16,110
Interest on trading account assets	487	601	539	704	833
Interest and dividends on other earning assets	46,528	35,823	22,968	19,340	17,449
Total interest income	893,204	902,629	907,012	886,923	839,063
Interest expense:
Interest on deposits	203,979	202,478	182,354	163,722	139,898
Interest on FHLB and other borrowings	32,975	34,300	37,626	36,573	37,131
Interest on federal funds purchased and securities sold under agreements to repurchase	15,137	6,002	3,747	3,849	3,169
Interest on other short-term borrowings	72	100	196	591	579
Total interest expense	252,163	242,880	223,923	204,735	180,777
Net interest income	641,041	659,749	683,089	682,188	658,286
Provision for loan losses	140,629	155,018	182,292	122,147	94,964
Net interest income after provision for loan losses	500,412	504,731	500,797	560,041	563,322
Noninterest income:
Service charges on deposit accounts	65,143	61,731	58,908	61,606	60,325
Card and merchant processing fees	50,385	50,355	46,002	46,982	44,219
Investment services sales fees	29,287	31,333	26,696	24,476	28,286
Investment banking and advisory fees	28,324	20,758	18,857	15,286	13,956
Money transfer income	26,020	25,272	21,981	23,632	23,441
Corporate and correspondent investment sales	11,799	5,607	6,892	10,774	12,490
Asset management fees	11,405	11,867	10,767	10,909	11,143
Mortgage banking	8,204	5,870	4,937	3,755	6,717
Bank owned life insurance	3,508	4,803	4,584	4,635	4,597
Investment securities gains, net	21,003	—	8,958	—	—
Other	66,241	66,685	49,178	68,551	53,285
Total noninterest income	321,319	284,281	257,760	270,606	258,459
Noninterest expense:
Salaries, benefits and commissions	295,092	296,303	292,716	285,820	292,679
Equipment	63,908	62,638	65,394	66,806	63,739
Professional services	72,903	73,784	63,896	79,529	68,403
Net occupancy	42,241	40,116	40,941	41,161	42,514
Money transfer expense	18,005	17,290	14,978	15,995	16,120
Marketing	15,471	16,412	10,393	15,884	12,381
Communications	5,469	5,733	5,401	9,241	10,827
Other	85,798	86,038	88,254	87,556	98,847
Total noninterest expense	598,887	598,314	581,973	601,992	605,510
Net income before income tax expense	222,844	190,698	176,584	228,655	216,271
Income tax expense	39,899	30,512	35,603	32,829	41,756
Net income	182,945	160,186	140,981	195,826	174,515
Less: net income attributable to noncontrolling interests	514	599	556	499	426
Net income attributable to BBVA USA Bancshares, Inc.	$182,431	$159,587	$140,425	$195,327	$174,089